UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2008

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number
1-11255	AMERCO (A Nevada Corporation) 1325 Airmotive Way, Ste. 100 Reno, Nevada 89502-3239 Telephone (775) 688-6300	88-0106815

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth in Item 3.03 below is incorporated herein by this reference.

Item 3.03 Material Modification to Rights of Security Holders

On March 5, 2008, in accordance with Section 27 of the Rights Agreement dated as of August 7, 1998 between AMERCO and Mellon Investor Services, LLC, as successor to ChaseMellon Shareholder Services, L.L.C. (the “Rights Agreement”), the Board of Directors of the Company directed the termination by the Company of all Rights (as defined under the Rights Agreement) outstanding under the Rights Agreement and the termination of the Rights Agreement.  The Rights Agreement (also known as a “poison pill”) was terminated effective as of March 5, 2008.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release dated March 10, 2008 (regarding AMERCO Shareholder Rights Plan Terminated).

                        SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2008

                        AMERCO

/s/ Jason A. Berg
                        Jason A. Berg,
                        Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit
99.1	Press release dated March 10, 2008 (regarding AMERCO Shareholder Rights Plan Terminated).